Exhibit 4.6
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



                           COMMON STOCK



  NUMBER          THIS CERTIFICATE IS TRANSFERABLE                                                                     SHARES
LA               IN WINSTON-SALEM, N.C., BOSTON, MA.   [PICTURE OF WOMAN
                         AND NEW YORK, N.Y.              HOLDING GLOBE]



                     INCORPORATED UNDER THE LAWS                                      CUSIP 514936 10 3
                   OF THE COMMONWEALTH OF VIRGINIA                           SEE REVERSE FOR CERTAIN DEFINITIONS


                                               LANDAMERICA FINANCIAL GROUP, INC.

                      THIS CERTIFIES THAT






                      IS THE OWNER OF

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK (WITHOUT PAR VALUE) OF
 [CORPORATE SEAL      LandAmerica Financial Group, Inc. (the "Corporation")  transferable on the books
 OF LANDAMERICA       of the Corporation, by the owner hereof in person or by duly authorized attorney
   FINANCIAL          upon surrender of this certificate  properly endorsed.  This certificate and the
  GROUP, INC.]        shares  represented  hereby  are  subject to all of the  terms,  conditions  and limitations  of the  Articles  of  Incorporation  of  the  Corporation  and  all
                      amendments thereto.
                               This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                               Witness  the  facsimile  seal  of the  Corporation  and  the  facsimile signatures of its duly authorized officers.
Dated
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COUNTERSIGNED AND REGISTERED:
              WACHOVIA BANK, N.A.
              (WINSTON-SALEM, NC)   TRANSFER AGENT
                                     AND REGISTRAR
BY                                                       /s/ Russell W. Jordan, III      /s/ Charles H. Foster, Jr.

                              AUTHORIZED SIGNATURE       SECRETARY                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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                       LANDAMERICA FINANCIAL GROUP, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OF STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE. REQUESTS MAY BE DIRECTED TO LANDAMERICA FINANCIAL GROUP, INC., 6630 WEST BROAD STREET RICHMOND, VIRGINIA 23230.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AMENDED AND RESTATED RIGHTS AGREEMENT BETWEEN THE CORPORATION AND WACHOVIA BANK, N.A., DATED AS OF AUGUST 20, 1997 (AS SUCH MAY BE AMENDED FROM TIME TO TIME, THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

         The following  abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:
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         TEN COM - as tenants in common           UNIF GIFT MIN ACT - ___________Custodian____________
         TEN ENT - as tenants by the entireties                         (Cust)               (Minor)
         JT TEN  - as joint tenants with right                      under Uniform Gifts to Minors
                   of survivorship and not as                       Act_____________
                   tenants in common                                      (State)
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    Additional abbreviations may also be used though not in the above list.

         For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|_________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the  capital  stock  represented  by the  within  Certificate,  and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________________


                                 _______________________________________________
                         NOTICE: THE   SIGNATURE   TO   THIS   ASSIGNMENT   MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.